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Churchill Capital Corp III

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On August 18, 2020, Churchill Capital Corp III is holding a conference call for analysts and will utilize the following presentation in connection with such conference call.

CHURCHILL CAPITAL | Analyst Day Presentation August 18, 2020

Disclaimer

Forward-Looking Statements

This communication includes "forward looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Terms such as "anticipate," "believe," "will," "continue," "could," "estimate," "expect," "intend," "may," "might," "plan," "possible," "potential," "predict," "should," "would," or similar expressions may identify forward-looking statements, but the absence of these words does not mean the statement is not forward-looking. Such forward looking statements include estimated financial information. Such forward looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of Churchill Capital Corp III ("Churchill"), MultiPlan (which, for purposes of this presentation, refers to Polaris Parent Corp. and its consolidated subsidiaries, unless the context otherwise requires) or the combined company after completion of the business combination are based on current expectations that are subject to known and unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from expectations expressed or implied by such forward looking statements.

Actual events or results may differ materially from those discussed in forward-looking statements as a result of various risks and uncertainties, including: the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement and plan of merger among Churchill, Polaris Parent Corp. and other related parties (the "merger agreement"); the inability to complete the transactions contemplated by the merger agreement due to the failure to obtain approval of the stockholders of Churchill or other conditions to closing in the merger agreement; the ability to meet applicable listing standards following the consummation of the transactions contemplated by the merger agreement; the risk that the proposed transaction disrupts current plans and operations of MultiPlan as a result of the announcement and consummation of the transactions contemplated by the merger agreement; the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; costs related to the proposed business combination; changes in applicable laws or regulations; the possibility that Churchill, MultiPlan or the combined company may be adversely affected by other political, economic, business, and/or competitive factors; the impact of COVID-19 and its related effects on Churchill, MultiPlan or the combined company's projected results of operations, financial performance or other financial metrics; the ability to achieve the goals of MultiPlan's enhance / extend / expand strategy and recognize the anticipated strategic, operational, growth and efficiency benefits when expected; pending or potential / litigation associated with the proposed business combination; and other risks and uncertainties indicated in the preliminary proxy statement filed with the Securities and Exchange Commission ("SEC") on July 31, 2020, including those under "Risk Factors" therein, and other documents filed or to be filed with SEC by Churchill. Forward-looking statements speak only as of the date made and, except as required by law, Churchill and MultiPlan undertake no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Anyone using the presentation does so at their own risk and no responsibility is accepted for any losses which may result from such use directly or indirectly. Investors should carry out their own due diligence in connection with the assumptions contained herein. The forward-looking statements in this communication speak as of the date of this communication. Although Churchill may from time to time voluntarily update its prior forward-looking statements, it disclaims any commitment to do so whether as a result of new information, future events, changes in assumptions or otherwise except as required by securities laws. For additional information regarding these and other risks faced by us, refer to our public filings with the SEC, available on the SEC's website at www.sec.gov.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed business combination or otherwise, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Additional Information and Where to Find It

In connection with the proposed business combination, Churchill filed a preliminary proxy statement with the SEC on July 31, 2020. Churchill intends to file other relevant material, including a definitive proxy statement with the SEC. Stockholders are urged to read the preliminary proxy statement, as well as the definitive proxy statement when it becomes available, and any other documents filed with the SEC in connection with the proposed business combination or incorporated by reference in the preliminary proxy statement or the definitive proxy statement because they will contain important information about the proposed business combination.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC's website at http://www.sec.gov. Copies of the documents filed with the SEC by Churchill when and if available, can be obtained free of charge by directing a written request to Churchill Capital Corp III, 640 Fifth Avenue, 12th Floor, New York, NY 10019.

The directors, executive officers and certain other members of management and employees of Churchill may be deemed "participants" in the solicitation of proxies from stockholders of Churchill in favor of the proposed business combination. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of Churchill in connection with the proposed business combination is set forth in the preliminary proxy statement and will be set forth in the definitive proxy statement and the other relevant documents to be filed with the SEC. You can find information about Churchill's executive officers and directors in Churchill's filings with the SEC, including Churchill's final prospectus for its initial public offering.

2

CHURCHILL CAPITAL | MultiPlan

Today's Presenters

✦ 

Mark Tabak
Chairman & Chief Executive Officer

MultiPlan

- Healthcare executive with 30 years of healthcare and managed care experience
- Previously held executive positions at HealthAmerica and AIG



David Redmond
EVP, Chief Financial Officer

MultiPlan

- Experienced and effective financial executive with 25 years in the industry
- Previously served as CFO of Viant, which merged with MultiPlan in 2010



Dale White
EVP, Chief Revenue Officer

MultiPlan

- Leading sales executive with a track record of success
- Previously served as SVP of Sales and Marketing at BCE Emergis



Michael Kim
SVP, Chief Information Officer

MultiPlan

- Extensive experience leading large IT organizations for companies
- Previously served as the CTO of The Hartford Property Casualty Company

✦ 

Allen Thorpe
Board Director

Hellman & Friedman

- Currently serves as a Partner at Hellman & Friedman
- Previous leadership experience at Bain & Company; currently serves on the board of PPD and Edelman Financial Engines

✦ 

Michael Klein
Chairman & CEO

CHURCHILL CAPITAL

- Chairman of the Board of Directors of the Churchill Capital funds
- Founder and managing partner of M. Klein and Company



Paul Galant
Operating Partner

CHURCHILL CAPITAL

- Expertise in payments, fintech, and transaction processing
- Previously CEO of Verifone and CEO of Citigroup's Transaction Services, Credit Card & Enterprise Payments businesses

✦ 

Bill Veghte
Operating Partner

CHURCHILL CAPITAL

- Held senior positions at several of the world's largest software companies
- Previously COO of Hewlett Packard Enterprise, two decades at Microsoft

✦ Will Serve on MultiPlan Board of Directors

3

CHURCHILL CAPITAL | MultiPlan

CHURCHILL CAPITAL MultiPlan – A Leading Platform Driving Affordability in U.S. Healthcare

CHURCHILL CAPITAL MultiPlan’s Leading Value - Add Processing Platform Tackles Its Customers’ Biggest Pain Points 5 Rising Costs Rising healthcare costs are making it increasingly difficult for employers and employees to afford care Opaque Pricing Complex reimbursement rules and coding make understanding the price of healthcare difficult Legacy Technology U.S. Healthcare system, by and large, processes its business on legacy technology which is difficult to adapt for new rules, efficiencies, and real - time demands MultiPlan addresses each of these challenges for the benefit of its customers and the U.S. Healthcare system

What MultiPlan Does

MultiPlan delivers affordability, fairness and efficiency for healthcare payers, their consumers and the medical providers that treat them

How MultiPlan Does It

- MultiPlan was built to help payers reduce the cost of their out-of-network claims – those claims not covered in network for payers
- MultiPlan determines a discounted rate for services billed by the provider, prior to reimbursement
- MultiPlan's value-add processing platform leverages 3 core capabilities to drive savings – each of its 700+ payer customers integrates with MultiPlan's platform using their unique business rule sets and requirements
  - **Network-Based**: reduce claims using contracted discounts, typically under a plan's out-of-network benefit program
  - **Analytics-Based**: reduce claims using data, algorithms and IP to determine a fair price, negotiate an agreement before payment, or support the recommended price after payment
  - **Payment Integrity**: use data and algorithms to identify and reduce improperly-billed charges



Network-Based
Analytics-Based
Payment Integrity

- Today, MultiPlan is a leader in out-of-network cost management and is bringing its capabilities to the in-network market through its Payment Integrity capability

6
CHURCHILL CAPITAL | MultiPlan.

A Leading Tech-Enabled Value-Add Processor Making Healthcare More Affordable

MultiPlan is a technology and analytics-driven processor of medical claims – it does not deliver health care services, bear insurance or underwriting risk, provide or manage healthcare services, provide care or care management or adjudicate / pay claims

MultiPlan's DNA

Vision

Empower Customers to achieve **affordability, fairness and efficiency** in healthcare

Mission

- **Interpret:** Use **technology** and industry expertise to interpret the needs of Customers
- **Innovate:** Develop **innovative solutions** combining payment integrity, analytics and network-based services
- **Inspire:** Help Payers manage the cost of care, improve competitiveness, and inspire **positive change**

Strategy

Deliver value and services to **all Payers, Providers, and Consumers** in the U.S. Healthcare System

MultiPlan by the Numbers

Strong Results	Extensive Reach	Superb Financials
$106B *Of charges processed[(2)]*	**1.2M+** *Providers under contract*	**$1,105M** *2021 Forecast Revenue[(1)]*
$45B *Total value of claims with overcharges*	**700+** *Payer Customers*	**$860M** *2021 Forecast Adj. EBITDA[(1)]*
$19B *Potential savings opportunities identified for customers[(2)]*	**60M+** *Consumers on platform*	**$437M** *2021 Forecast LFCF[(1)]*

10 of Top 10 Payer Customers

UnitedHealthcare, aetna, Cigna, Anthem, Humana, HCSC Health Care Service Corporation, CENTENE Corporation, KAISER PERMANENTE, WellCare Beyond Healthcare. A Better You., MOLINA HEALTHCARE

Source: MultiPlan and Churchill estimates.
(1) 2021 forecast; assumes successful implementation of Enhance, Extend, and Expand Strategy.
(2) 2019 values.

7

CHURCHILL CAPITAL | MultiPlan

MultiPlan's Value-Add End-to-End Cost Management Platform

MultiPlan's value-add processing platform delivers affordability and recurring revenues to its payer customers


60M+
Consumers
1.2m+
Providers
5.6K Hospitals
164K Ancillary Facilities
1,075K Practitioners
700+
Payers
135M+
Claims(1)
$106B
Charges(1)
Network, Data, Algorithms, and IP
Claims Savings Engine
Processing Engine
Network-Based
Analytics-Based
Payment Integrity
Intelligence Engine
$19B
in Potential Savings Opportunities Identified for Customers(1)

MultiPlan Has Broadened Its Platform's Core Capabilities

Network-Based Services	Analytics-Based Services / Payment Integrity Services
MultiPlan's Foundation	Non-Network capabilities have grown to become approx. 70% of revenues[2]

Source: MultiPlan financials.
(1) 2019 values.
(2) LTM 6/30/2020.

8

CHURCHILL CAPITAL | MultiPlan

MultiPlan's Past, Present, and Future

From the beginning, MultiPlan has consistently developed innovative new products that drive efficiency, affordability and fairness in the U.S. Healthcare system

1980 | 2004 | 2006 | 2010 | 2011 | 2014 | Today

MultiPlan 1.0

1980-2009

Established National Network Footprint

- Established largest independently-contracted complementary network
- Largest and only national primary PPO with NQCA accreditation
- Created foundation from which MultiPlan introduced new services
- **1980:** MultiPlan founded as a New York-based hospital network
- **2004:** MultiPlan acquires BCE Emergis Corp, expanding network access and adding negotiation services
- **2006:** MultiPlan becomes the largest independent primary PPO network in US

MultiPlan 2.0

2010-2019

Addition of Analytics-Based and Payment Integrity Services

- Expansion of influence beyond networks
- Significant diversification – today, 69%+ of revenues non-network[(1)]
- Successful entry into BCBS markets
- **2010:** MultiPlan merges with Viant, expanding negotiation and network solutions and adding re-pricing solutions
- **2011:** MultiPlan acquires NCN and adds Data iSight to offerings
- **2014:** MultiPlan acquires Medical Audit & Review Solutions, adding payment integrity to its offerings

MultiPlan 3.0

What Lies Ahead…

2020+

Enhance, Extend, and Expand MultiPlan

- Transition to growth-focused public company
- Grow lead in existing and key adjacent markets
- Enhance rules-based algorithms with AI and machine learning to identify greater savings
- Extend into in-network, government, Property & Casualty (P&C), dental and international product offerings
- Expand with payer-provided solutions for consumers and providers

(1) LTM 6/30/20.

9

CHURCHILL CAPITAL | MultiPlan

CHURCHILL CAPITAL Vision For MultiPlan 3.0 – Platform - as - a - Service 10 International Expansion Out - of - Network Offerings U.S. Focused Payer Services Target Commercial Payers Cash Flows for Interest Rules - Based Algorithms On - Prem Systems Private Equity Owned Cash Flow Focused on Growth Dynamic AI / ML Algorithms Extend Into In - Network Extend to P&C and Government Payer - Sponsored Microservices For Consumers and Providers Further Advance Cloud - Based Platform and APIs Public Company with Equity Currency for M&A MultiPlan 2.0 MultiPlan 3.0 MultiPlan 1.0 Network Business Analytics Business Platform as a Service Business

CHURCHILL CAPITAL $845 $160 $306 $612 $750 $875 2007A 2010A 2015A 2019A MultiPlan’s Journey from $1B Valuation to $11B and Beyond Source: MultiPlan financials, MultiPlan and Churchill estimates. (1) 2021 forecast used; assumes successful implementation of Enhance, Extend, and Expand Strategy. 11 2010 $3.1B 2006 $1B 2016 $7.5B 2014 $4.4B 2021 (1) $11B+ L OOKING A HEAD MultiPlan’s long track record of organic revenue and Adj. EBITDA growth has led to significant value creation for its investors Revenue $M MultiPlan Valuation Adj. EBITDA $M $1,085 $353 $554 $865 $983 $1,125 2007A 2010A 2015A 2019A 2021 Forecast 2021 Forecast

CHURCHILL CAPITAL Why Go Public Now? 12 Allows MultiPlan to execute its three - part growth strategy – Enhance, Extend, and Expand Equips MultiPlan with a valuable public currency to attract talent and pursue accretive M&A in support of its growth strategy Gives MultiPlan and its shareholders public equity that tracks to the potential success of its growth strategy and the tailwinds in the healthcare industry at large Enables MultiPlan to accelerate growth through strategic initiatives and M&A leveraging Churchill’s investment and resources Brings world - class operators through the Churchill combination

CHURCHILL CAPITAL MultiPlan’s Business Overview

Where MultiPlan Fits in the Claims Process Value Chain

MultiPlan is a leader in cost management, with a focus on reducing the cost of a claim prior to a provider being paid, which requires deep technological integration and quick turnaround times


Summary of the Healthcare Claim Lifecycle
MultiPlan's Core Solutions Influence These Functions
Care Rendered by Provider
Claim submission
Claim adjudication and pricing
Claim accuracy
Claim payment
Retrospective claims accuracy
Extend and Expand Opportunities

MultiPlan's business was built by helping payers reduce the cost of their out-of-network claims. Today, MultiPlan continues to lead in out-of-network cost management and is bringing those capabilities to the in-network market as well as its Payment Integrity services

14

CHURCHILL CAPITAL | MultiPlan

MultiPlan's Markets and Services

Three market segments, each with strong penetration and significant expansion opportunities

Commercial Health



Government Health



Property and Casualty



- **Network-Based Services**
  (MultiPlan 1.0)
  - Complementary networks
  - Primary networks
  - Custom network development
  - Network management
- **Analytics-Based Services**
  (MultiPlan 2.0)
  - Medical reimbursement analysis and pricing
  - Negotiation services
- **Payment Integrity Services**
  (MultiPlan 2.0)
  - Medical claim correction
  - Dental claim correction
  - Clinical negotiation

MultiPlan is on the right side of healthcare. MultiPlan's focus is affordability, taking cost out of the healthcare system in a manner that benefits everyone – payers, providers and consumers

15

CHURCHILL CAPITAL | MultiPlan.

CHURCHILL CAPITAL MultiPlan’s Core Payer Services 16 Three service capabilities, each with applicability across its entire client base MultiPlan’s Services are modular and have substantial upside potential under its Enhance strategy • A leader in its industry ‒ Large negotiation services unit supported by leading technology ‒ Proprietary and public data sources drive sophisticated, patented analytics ‒ Highly automated, enabling high throughput and fast turnaround ‒ Integrates provider inquiry management and patient advocacy • Two approaches meet the needs of any payer ‒ Negotiation Services: plans seeking member protection from balance billing ‒ Medical Reimbursement Analysis (MRA): plans seeking maximum savings • Typical customers: ‒ Large commercial insurers ‒ BCBS plans ‒ Provider - sponsored health plans ‒ TPAs • Contribution to LTM June 30, 2020 revenues: 59.0% Complementary, 68.4% Analytics - Based Services Network - Based Services Payment Integrity Services • A leader in its industry ‒ Largest independently contracted medical network with over 1.2 million providers participating ‒ Integrated into the operations of most commercial health plans ‒ Credentialed to NCQA standards • Three configurations meet the needs of any payer ‒ Complementary: plans with significant claims falling outside their primary networks ‒ Extended Primary: plans with limited regional networks ‒ Primary: plans with inadequate or no contracted network • Typical customers: ‒ Complementary: large commercial insurers, P&C payers ‒ Primary: Provider - sponsored health plans, MA, Medicaid, TPAs, Taft - Hartley • Contribution to LTM June 30, 2020 revenues: 30.1% • Pre - payment architected ‒ Combines automated analytics and clinician reviews to drive the industry’s shift from post - payment to pre - payment ‒ Rule set comprises well over 200 million code combinations ‒ 14 physicians and 35 certified medical coders on full - time staff • Two service approaches address issues on any claim ‒ Clinical Negotiation: leverages analytic findings to get provider signoff for reduced payment ‒ Claim Correction: removes improper charges without provider signoff • Typical customers: ‒ Clinical Negotiation: any MultiPlan network or negotiation services customer ‒ Claim Correction: also used by commercial, MA and Medicaid payers on their contracted claims • Contribution to LTM June 30, 2020 revenues: 10.9%

CHURCHILL CAPITAL • MulitPlan has a large and sticky customer base of 700+ payers, including all large national carriers • Many relationships, including its largest customers, span decades ‒ Top 10 customers have been customers for an average of 25 years ‒ Contracts with large customers generally have terms of 2 to 5 years ‒ Most other contracts have 1 year terms that include automatic renewals • MultiPlan is typically viewed as a key strategic partner by its largest clients, not an IT or services vendor ‒ MultiPlan often sits at the strategic table to help payers build their competitive advantage • MultiPlan is deeply integrated with its customers ‒ 98% of claims are received through a direct electronic data interface ‒ Unique business logic at MultiPlan’s large customers has been built into interfaces with its platform over many years ‒ MultiPlan network logos are on 60M+ member ID cards • Services align with its customers’ incentives and are value based • Most customers utilize multiple services across MultiPlan’s three service capabilities ‒ MultiPlan works with customers to identify opportunities to improve performance and competitive advantage, leading to potential cross selling MultiPlan’s Unrivaled Payer Relationships 17 700+ payer customers, including all of the top 10 insurers based on market share as ranked by the National Association of Insurance Commissioners MultiPlan has an unparalleled 40 - year execution track record of success with its customers

MultiPlan's Business Has Five Core Revenue Drivers

MultiPlan has a 40+ year track record of driving value by targeting overcharges, waste and inefficiencies for the benefit of its Payer Customers and shares in the savings it generates

Driver	Description	2019
1. Total claims #	Total number of claims processed by MultiPlan	~135M
x		x
2. Value per claim $	Average dollar value of a claim processed ***135M X $800 = ~$100B***	~$800
x		x
3. Portion of claims charges with savings opportunity %	Percentage of claims processed that contain savings opportunities: ***$100B X ~45% = ~$45B***	~45%
x		x
4. Savings opportunity %	Average percentage of potential savings opportunities identified for Customers on charges processed that contain an error: ***$45B X ~42%= ~$19B***	~42%
x		x
5. MultiPlan's share of savings %	% share MultiPlan earns from savings generated for Customers: ***Varies by contract***	~range %
=		=
MultiPlan Revenues $		~$1B

Source: MultiPlan financials.

18

CHURCHILL CAPITAL | MultiPlan

CHURCHILL CAPITAL $0.64 $0.68 $0.72 $0.87 $0.99 $1.07 $1.04 $0.98 $1.04 $1.10 $1.38 2012A 2013A 2014A 2015A 2016A 2017A 2018A 2019A 2020E $11.8 $13.9 $14.4 $15.2 $17.1 $17.8 $18.6 $18.9 $20.2 $21.5 $26.8 $70.1 $79.5 $83.2 $88.6 $94.9 $97.4 $101.6 $106.3 $111.3 $116.6 $140.4 2012A 2013A 2014A 2015A 2016A 2017A 2018A 2019A 2020E $10M Adj. EBITDA at a 95% flow - through U.S. Healthcare Tailwinds Help Drive MultiPlan’s Core Growth 19 Claims Charges & Total Savings Achieved (1) ($ in billions) Savings % of Total Claims Charges (%) YoY Claims Charges Growth (%) Greater Savings Identified Over Time with AI / ML Revenue (1) ($ in billions) MultiPlan benefits from long term tailwinds and consistently improves its ability to capture savings 6.0% 7.0% 5.7% 4.7% 6.2% 5.7% CAGR ’12 - ’20 (2) ’21 - ’25 Generate $1B Incremental Claims Charges 0.5% Incremental Savings / Opportunity Or Source: MultiPlan financials, Churchill estimates. (1) Assumes LBO Case. (2) 2020 Pre - COVID estimates. 16.8% 17.5% 17.3% 17.2% 18.0% 18.3% 18.3% 17.8% 18.2% 18.4% 19.1% 13.4% 4.7% 6.5% 7.1% 2.6% 4.3% 4.6% 4.7% 4.7% 4.7% Conservative Healthcare Growth Cost (2) (2) Illustrative 2021 Illustrative 2025 Illustrative 2025 2021 Forecast

CHURCHILL CAPITAL $23.0 $51.7 $182.1 $323.7 2012 2014 2016 2019 $1.5 $47.4 $92.0 $106.9 2014 2016 2018 2019 Leveraging Acquisitions to Drive Service Diversity and Growth 20 • Enhanced MultiPlan’s capabilities, creating foundation of data analytics offering • Enabled MultiPlan to grow target market with 36 Blue Cross Blue Shield health plans At Acquisition (2011): $15M Revenue At Acquisition (2014): $2M Revenue Payment Integrity Revenues ($M) Data Analytics (Data iSight ) Revenues ($M) (1) 6/30/20 LTM. • Recommends fair reimbursement using data and analytics in lieu of a contract or agreement • Uses analytics and clinician / coder reviews to find and resolve wasteful / abusing billing before payment MultiPlan has a strong track record of turning tuck - in acquisitions into scale growth businesses and will continue to leverage its disciplined approach to M&A to support its three - part growth strategy • Pre - payment integrity offering has allowed MultiPlan to test new markets strategy ‒ In - Network ‒ Property & Casualty ‒ Government, including Medicare Advantage, Medicaid These two acquisitions now represent ~$436M (1) of MultiPlan’s revenue

Attractive Industry Landscape

No one competitor offers an end-to-end suite of pre-pay cost management and payment integrity solutions like MultiPlan

MultiPlan's Existing Segments		Selected Competitors
Network-Based Services	• MultiPlan competes with a number of regional PPO networks as well as network aggregators • Competitors will often collaborate in this segment to offer customers a wider net – MultiPlan white labels its network to select competitors and resells other competing networks to its largest payer customers	First Health, mitchell, TRPN (Three Rivers Provider Network), zelis
Analytics-Based Services	• MultiPlan competes with a variety of medical cost management companies for negotiation and repricing services • MultiPlan competes for these services on the basis of savings effectiveness and provider acceptance, which are driven by technology, proprietary algorithms, and scale	zelis, AMPS, elap services, 6 Degrees Health, ClearHealth Strategies
Payment Integrity Services	• MultiPlan is a newer entrant into the large and growing Payment Integrity vertical • MultiPlan's services are unique in their pre-payment architecture and ability to find evidence of waste, abuse and potential fraud that aren't addressed by a payer's claim editing software or programs	COTIVITI, hms, OPTUM, CHANGE HEALTHCARE

Source: MultiPlan financials.

21

CHURCHILL CAPITAL | MultiPlan

CHURCHILL CAPITAL Selected Factors Impacting Payer Services 22 Continuing Tailwinds In U.S. Healthcare Spend Waste and inefficiencies continue to plague the industry, and MultiPlan is well - positioned to address them Ongoing Consolidation In the Payer Space MultiPlan is well - positioned as the preferred partner amongst the largest healthcare payers Payer / Provider Litigation for Out - of - Network Reimbursement MultiPlan does not bear underwriting, payment or malpractice risk and is not part of any litigation that could materially impact its business Evolution and Impact of Out - of - Network Surprise Billing Legislation MultiPlan works with select payers to support state compliance, and with pending Federal legislation will expand further into these specialized pricing and negotiation areas

CHURCHILL CAPITAL MultiPlan Operates in a Large and Growing Market Source: Institute of Medicine, CMS. 23 ~$ 1.2 Trillion Total ~$400 Billion Unnecessary Services; Excessive Prices; Waste, Abuse and Fraud $27 $75 $255 $721 $1,369 $2,593 2019 2000 19 90 1960 19 70 1980 2010 $3,815 ~9% CAGR U.S. Healthcare Expenditures ($B) U.S. Healthcare Expenditures have grown substantially over time and currently represent $3.8 trillion, or ~18% of total U.S. GDP. Over $1.2 trillion of that spend is estimated to be overcharged Total Opportunity for U.S. Healthcare IT Administrative Costs; Delivery Waste; Missed Prevention Opportunities ~$ 800 Billion MultiPlan currently operates in the growing U.S. healthcare market; however, its business does not deliver health care services, bear insurance risk, underwrite risk, provide or manage healthcare services, provide care or care management or adjudicate or pay claims

MultiPlan is a Core Strategic Partner to All Top Commercial Payers

- The health insurance sector has consolidated to four top insurers
- MultiPlan has 25+ year relationships with three of those top four and is deeply integrated and embedded with all four
- MultiPlan is the preferred partner of all four of these insurers and many of MultiPlan's 700+ other payer customers
- These relationships open doors for new business and make MultiPlan the distribution partner of choice for data-analytics and healthcare IT – a critical driver of the Expand and Enhance growth strategies
- MultiPlan's customer concentration approximately mirrors that of its payers

MultiPlan Revenue by Customer

(% of total revenue; $ in mm)



MultiPlan Revenue Mix
$988
$1,067
$1,041
$983
All Others
26.0%
19.4%
20.8%
22.2%
Top 10
74.0%
80.6%
79.2%
77.8%
2016A
2017A
2018A
2019A

Source: Company estimates.

24

CHURCHILL CAPITAL | MultiPlan

CHURCHILL CAPITAL • To date, MultiPlan has generally not been subjected to material judgements and therefore has had no material financial impact from any litigation • Similarly, MultiPlan is not currently party to any active litigation that we believe is likely to result in a material financial impact to the Company • The basis for many disputes is provider objections to the amount paid by the payers • Payer / Provider litigation has historically been minor relative to total claims paid ‒ Even with the recent disputes seen between payers and providers, there has not been a materia l impact to the industry • MultiPlan occupies the space between payers and providers, and in the ordinary course is drawn into disputes between them but in most cases is not the primary focus • Over 60% of the charges MultiPlan reduces are based on contractual or negotiated agreements and not subject to these types of disputes ‒ For non - contracted reductions, MultiPlan uses actual claims data and analytics to provide fact based, fair reimbursement recommendations to its customers ‒ MultiPlan’s proprietary methodologies are endorsed by industry statisticians and are supported by historical data ‒ All charges priced under these contractual / agreed arrangements protect patients from balance billing 25 Payer / Provider Litigation Has Not Materially Impacted the Industry

MultiPlan's Business Model Helps to Mitigate the Impact of Surprise Billing Regulation

Potential federal laws may have limited impact due to their narrow focus and MultiPlan's large provider network and claims diversity

- Surprise Billing is already regulated in 30 states, where it has had **limited impact on MultiPlan's business**
- With our focus on affordability and services to protect against egregious provider billing, MultiPlan has been a **part of the solution** on Surprise Bills by helping payers protect members, reduce out-of-network costs, and avoid costly arbitration
- State regulations – and Federal proposals – aim to protect consumers from unexpected out of network bills stemming from care received at an in-network facilities. They **are narrowly focused** on ER and certain hospital-based ancillary services such as anesthesiology and radiology
- MultiPlan's business is broad – we estimate the percentage of our Analytics-Based revenues from services likely to be defined in Federal law as surprise bills at only 16-18%, or **approximately $90-$100** million annually
- Federal legislation has **struggled to pass**, as healthcare providers and insurance companies have strong opposing views on government interference with commercial price negotiations
- Churchill engaged several leading, independent healthcare consulting firms to analyze MultiPlan's potential exposure to possible future Federal Surprise Billing legislation and we **continue to monitor** developments closely


16-18% of Analytics Revenues
$983M
$90-100M
Total 2019 Revenue
Relevant Revenue from Emergency Room and Ancillary Services Claims

The ultimate impact to MultiPlan revenue from any future Federal Surprise Billing legislation will be driven by specifics of the regulations, timing of implementation, and customer behavior in response to new rules

26
CHURCHILL CAPITAL | MultiPlan.

CHURCHILL CAPITAL MultiPlan 3.0: Strategy to Drive Growth and Create New Value

Merger with Churchill Unlocks Significant Strategic and Financial Flexibility Enabling MultiPlan to Significantly Grow its Total Addressable Market



Current Addressable Market
Planned Addressable Market
Diversify into New Product and Customer Segments Through Payers
+$20-37B
TAM: $30-50B
Launch Additional Product Offerings Targeting Commercial and Government Payers
+$4-5B
TAM: $10-13B
Improve Existing Product Offerings Targeting Payers
TAM: $6-8B
Significant Revenue and Adj. EBITDA Upside Potential by Increasing TAM by 5x+

Source: McKinsey. Note: 30-50B overall TAM is (1) TAM for traditional Payment Integrity including Out of Network + (2) TAM for value added services including in-network and government market services + (3) TAM for $ value added services to providers and members / consumers.

28

CHURCHILL CAPITAL | MultiPlan

MultiPlan 3.0 – Three-Part Strategic Growth Plan to Double Revenues

	Enhance The Platform	Extend The Platform	Expand The Platform
	Updating existing products	*Scaling adjacent customer segments*	*Launching new business models*
Path to Value Creation	Further deploy artificial intelligence / machine learning	Extend further into in-network cost management segment	Working through payers to service consumers and providers
		Extend core offering further into customer segments such as government, P&C and dental	Tools and automation for admin services (e.g. pre-authorization)
	Innovate new use cases (e.g. fraud detection) by combining proprietary data with 3rd party data		Comprehensive payments
		Add new forms of claims-editing and special investigation	Tools and data for consumer financing of medical expenses
Revenue Potential	$100-150M	$300-500M	$200-400M
		$600-$1,150M	
Adj. EBITDA Potential	$80-120M	$200-350M	$100-250M
	~80% Margin	*~65-70% Margin*	*~55-60% Margin*
		$380-$720M	

The Enhance, Extend, and Expand growth strategy drives more savings for payer customers and supports their priorities targeting providers and consumers, further enabling MultiPlan to diversify its revenue

Source: McKinsey and Churchill estimates.

29

CHURCHILL CAPITAL | MultiPlan

MultiPlan 3.0 – Enhance the Platform: Improve Existing Products Targeting Payers and Optimize Commercial Engine

Market Potential

Existing TAM	$6-8B
MultiPlan's Incremental Revenue Potential[1]	$100-150M

Key Initiatives	Description
Enhance the capabilities of three core product offerings	• **Analytics services:** link multiple databases to more effectively mine cost savings • **Network services:** deepen discounts received from Providers • **Payment Integrity (PI) services:** leverage additional data to further Enhance efficacy of PI solutions
Further Deploy Artificial Intelligence / Machine Learning	• **Embed AI/ML powered algorithms into workflows,** increasing breadth and depth of claims cost savings • **Innovate new use cases** (e.g., Fraud detection) by combining proprietary data along with 3rd party data and AI algorithms
Cross-sell to existing Customer base	• **Optimize go-to-market approach,** segme-nting customers & tailoring sales strategy • **Drive cross-sell to existing Payers,** improving conversion of customers to full implementation of all 3 product offerings

(1) Steady state incremental run-rate revenue; attainable in 3-5 years after starting the initiative.

30

CHURCHILL CAPITAL | MultiPlan

MultiPlan 3.0 – Extend the Platform: Increase Claims Throughput and Deliver Additional Product Offerings

Market Potential

TAM[1]	$10-13B

Existing TAM + incremental market of $4-5B from Extend

Market Growth[3]	7-10%
MultiPlan's Incremental Revenue Potential[2]	$300-500M

Key Initiatives	Description
Deliver Enhanced product offerings to adjacent customer segments	• Increase claims volume by further **Extending core product offerings into:** – **Government:** e.g., Medicare, Medicaid – **Regional Health Plans** – **P&C:** e.g., Auto, workers' comp. – **Third Party Administrator (TPA)** – **Dental**
Grow claims base by further Extending into in-network claims processing	• Extend product offerings (Analytics, Network, PI) into **in-network cost mgmt., where claims volumes are 10x vs OON** • Scale through a combination of piloting with existing Payers, **pursuing Government segments** and acquisition(s) to accelerate entry
Further improve elements of product offerings	• **Claims-editing:** rules-based, automated adjustment of claims (pre-payment) • **Special investigations:** leverage analytics and data mining to identify (and recover from) fraudulent Providers and claims

(1) Existing TAM + additional market potential due to Extended platform.
(2) Steady state incremental run-rate revenue; attainable in 3-5 years after starting the initiative.
(3) Growth of the incremental market opened up through extension of the platform .

31

CHURCHILL CAPITAL | MultiPlan.

MultiPlan 3.0 – 'Expand' Growth Opportunity

MultiPlan's crown jewels are its **40+ year claims data and its algorithms developed over the past many years**

Today, **MultiPlan monetizes its core assets using a percentage of savings business model focused on the Payer segment of U.S. Healthcare**

The **Expand** element of MultiPlan's three-part growth strategy is aimed at **monetizing current data and IP using a licensing business model focused on Providers and Consumers** in support of MultiPlan's **Payers'** priorities

MultiPlan's detailed therapy and price of service benchmarks can **potentially become a game changer to solving some of the biggest pain points felt by medical providers and consumers**

MultiPlan envisions operationalizing this in partnership with **payers and potentially 3rd party software companies to greatly improve their respective product offerings such as patient billing, therapy insights, and consumer finance for medical procedures**

32

CHURCHILL CAPITAL | MultiPlan.

MultiPlan 3.0 – Expand the Platform: Adding Product Offerings, in Support of Payer Customers, to Target Medical Providers

Market Potential

TAM[1] — $14-20B

Extended TAM + incremental market of $4-7B from Providers

Market Growth[3] — 9-11%

MultiPlan's Incremental Revenue Potential[2] — $50-100M

Key Initiatives	Description
Prior authorization and denial prediction	• **Enable faster payment approvals from Payers with end-to-end prior authorization** support to reduce time and complexity of interactions • **Offer denial prediction services** to determine which services would likely be covered
Comprehensive invoicing, flexible 1-click payments and bad debt reduction	• **Enable Providers to issue consumers** comprehensive invoices with benchmarks to provide better context, clarity and transparency • **Create risk assessment** models based on existing data • **Embed third party flexible financing offers** • **Reduce revenue collection timeline** through intuitive billing, reminders, and 1-click payment
Consumer acquisitions and insights *HIPAA compliant*	• **Access to existing network of consumers** (through Payer network) • **Insights from existing depth of data** on care needs, behavior and Provider capacity

(1) Existing TAM + additional market potential from Extended platform + additional market potential from Provider value added services
(2) Steady state incremental run-rate revenue; attainable in 3-5 years after starting the initiative
(3) Growth rate in the incremental market opened up from Expanding platform to Providers

33

CHURCHILL CAPITAL | MultiPlan

MultiPlan 3.0 – Expand the Platform: Adding Product Offerings, in Support of Payer Customers, to Target Consumers

Market Potential

TAM[1] — $30-50B

Expanded TAM + incremental market of $20-30B from Consumers

Market Growth[3] — 10-20%

MultiPlan's Incremental Revenue Potential[2] — $150-300M

Key Initiatives	Description
Personalized insights and value-add services for consumers	• **Unique and comprehensive data** on benchmarks and spend patterns • **Comprehensive & diverse algorithms** to create spend management solutions, insights and actionable advice • **Enablement services** for consumer pre- / post-therapies
Out-of-pocket spend management	• **Size of network** to ensure broad coverage and benchmarks • **Unique algorithms** to create spend management products, insights and actionable advice
Payment flexibility	• **Flexible 1-click payment functionality** delivering financing, installment alternatives • **Depth of knowledge of** healthcare value chain, products, flows, and behaviors

(1) Existing TAM + additional market potential from Extended platform + additional market potential from Provider value added services and consumer value added services
(2) Steady state incremental run-rate revenue; attainable in 3-5 years after starting the initiative
(3) Growth rate in the incremental market opened up from Expanding platform to Providers

34

CHURCHILL CAPITAL | MultiPlan

MultiPlan is Executing its 3.0 Strategy to Accelerate Growth and Efficiency

Sales, Product Strategy & Marketing Initiatives	1	Deploy additional sales and marketing professionals to the in-network business of existing customers
	2	Ramp-up sales and product marketing efforts targeting TPAs and Regional Health Plans
	3	Establish new, dedicated sales teams focused on Government, Property & Casualty (Workers' Comp, Auto Medical)
	4	Expand product strategy to identify international markets and channel partnership expansion opportunities
Product Development Initiatives	5	Define cloud and API architecture to better leverage strength of AI and Machine Learning
	6	Modernize algorithms from rules-based to dynamic to identify additional savings for payers
	7	Combine proprietary data with 3rd party data to develop more powerful analytics
	8	Apply analytics to drive savings for the in-network business of payers
	9	Upgrade product interfaces & offerings to support Government, Property & Casualty, and other adjacent customers
	10	Deepen partnership with payer customers on data initiatives to further drive healthcare affordability with consumers and providers
M&A Initiatives	11	Expand corporate and business development team and leverage Churchill for opportunity sourcing
	12	Drive a disciplined and active process to pursue accretive tuck-in acquisitions
	13	Evaluate accretive, large-scale transformational M&A opportunities
Efficiency Initiatives	14	Automate few remaining existing manual processes on the platform to further lower marginal cost
	15	Leverage AI and Machine Learning to further lower operating costs

35

CHURCHILL CAPITAL | MultiPlan.

CHURCHILL CAPITAL Sales, Product Strategy & Marketing Initiatives 36 Executing the Enhance, Extend and Expand growth strategy Sell the Service Support the Service Develop the Service • Service line expansion • Service enhancements • New services • Sales enablement • Pricing strategy • Demand generation • Implementation • Support • Reporting Near - term Action Items Initiative Description Build out product strategy team Increase the sales team Strengthen go - to - market Improve implementation and support

CHURCHILL CAPITAL • Markets, such as Canada, UK, Germany, and Middle East have healthcare systems where consumers receive a large portion of the healthcare through government sponsored plans • Instead of working with commercial payers, providers engage with government - affiliated entities for payment of services provided to consumers • While prices (for standalone services or bundles) may be pre - set, the risk of waste, fraud and abuse still exist in the practice patterns of providers ‒ Government entities are interested in managing medical cost (akin to how Medicare / Medicaid do so in US) • MultiPlan can use its decades of expertise and existing algorithms to customize or build new solutions to address various payment modalities across international markets to eliminate waste • Other international opportunities include provider contracting, provider behavior modification, network management and consumer financing for out - of - pocket healthcare expenses Source: Willis, Collier International. 37 MultiPlan’s Expertise Can Be Delivered Internationally

MultiPlan's Disciplined Approach to Acquisitions Are Expected To Help Accelerate Growth

M&A Framework

Strategic Criteria

- Alignment with MultiPlan's mission to reduce healthcare costs and drive affordability
- Improves MultiPlan's competitive position in important growth adjacencies
- Asset can leverage MultiPlan's customer relationships, network, algorithms and data

Financial Criteria

- Acquisition reduces build-out cost or execution risk for MultiPlan's highest-value growth initiatives
- Combination results in meaningful revenue and/or cost synergies
- Financially beneficial to shareholders
- Improves free cash flow

Potential Opportunities with Strategic Fit Alignment

Enhance

- **Tuck-ins that improve existing products and core competencies**
  - Improve network economics
  - Expand access to data sets
  - Provide Artificial Intelligence / Machine Learning technology

Extend

- **Tuck-in and larger-scale acquisitions that Extend product offerings and services**
  - Managed Medicare / Medicaid, P&C
  - Retrospective payment integrity
  - Claims, network and provider analytics
  - Additional cost management strategies

Expand

- **Medium and larger-scale acquisitions that Expand the existing platform**
  - Provider and Consumer solutions such as billing, consumer advocacy and lending
  - B2B2C payment processing

MultiPlan expects to target accretive tuck-in & larger-scale acquisitions to reduce execution risk and accelerate growth

38

CHURCHILL CAPITAL | MultiPlan

CHURCHILL CAPITAL Technology Platform Supporting MultiPlan 3.0

MultiPlan's Tech Platform Supports Its Growth Strategy and is Differentiated in Scalability, Security, Customer Satisfaction and Resilience

Highly Scalable

3+ petabytes

*Total size of structured data and **12+ petabytes** of total data including unstructured*

1 billion

Claims currently housed on platform

370k

Claims processed per day

5x

Ability to grow in processing capability with current infrastructure

Highest Cybersecurity Protection

HITRUST CSF Certified

NIST National Institute of Standards and Technology U.S. Department of Commerce

AICPA SOC

SOC 1 Type II & SOC 2 Type II Certified

#1 Among healthcare companies, Payers, Providers (BitSight IT Security Rating, May 2020)

"CrowdStrike **was not able to find any critical or exploitable vulnerabilities** in (MultiPlan's) external perimeter that would result in a Denial of Service(DoS) or Remote Code Execution (RCE)."

– CROWDSTRIKE, May 15, 2020

High Customer Satisfaction

Customer Overall Satisfaction Score, 2020


Excellent
75%
Very good
22%
Good
3%
Fair
0%
Poor
0%
No Response
0%

Engaged Workforce

600

FTEs supporting Technology

<6.5%

Voluntary Attrition Rates

40

CHURCHILL CAPITAL | MultiPlan.

Current Technology Capabilities Creates Value for All Stakeholders


Capabilities
Ingest
Store & Analyze
Deliver
Current Workflow
60M+ Consumers
1.2m+ Providers
5.6K Hospitals
164K Ancillary Facilities
1,075K Practitioners
700+ Payers
135M+
Claims(1)
$106B
Charges(1)
Network, Data, Algorithms, and IP
Claim savings engine
Processing Engine
Network
Analytics
Payment Integrity
Intelligence Engine
Medical Cost Savings
$19B
in Potential Savings Opportunities Identified for Customers(1)
Administrative Cost Savings

Source: MultiPlan financials.
(1) 2019 values.

41

CHURCHILL CAPITAL | MultiPlan

CHURCHILL CAPITAL Overview of MultiPlan’s Technology Platform 42 Ingest Analyze Deliver Store Capabilities Proof Points Feedback on customer projects Ability to scale to 5x current volume High security rating and certifications Data transfers are real time Industry leading low appeals rates Modular algorithms configured in flexible architecture Flexible, modern business rules driven platform Customer SLAs consistently met Success Attributes • Secure • Compliant • Savings • Accuracy • Acceptance • Insights • Flexible • Configurable • Adaptable • Speed • Ease of Connection • Scalability

Technology Focus Driving Efficiency

MultiPlan has a deeply rooted culture of utilizing technology to lower the cost of processing claims, delivering stronger margins and improved outcomes for its customers, quickly and efficiently

Automation Driving Quality, Performance In Analytic Products

Negotiation Services

- 16% of claims have pre-determined discounts based on Global agreements which require no human touch
- 71% of proposals generated and sent to providers automatically accepted online through a Provider Portal which requires no human touch; Expanded to Clinical Negotiations in March 2020

Medical Reimbursement Analysis (MRA)

- Manual handling of Data iSight claims, handling bad or missing data scenarios, reduced by >60% by automating decisions made by humans (2017-2019)

Industry Partnership

- MultiPlan is a founding member of the Synaptic Health Alliance along with Aetna, Humana, Optum, Quest Diagnostics and UnitedHealthcare
- The alliance is leveraging blockchain technology to tackle the high cost of healthcare administration, beginning with provider directory data management
- MultiPlan's value to the alliance is both technical, with a proven track record in technology execution, and business expertise, managing one of the largest provider data sets in the industry

Automated Negotiations

(% Total Negotiations)



87%
2010A
2012A
2014A
2016A
2018A
2020E

Total Data iSight Claims

(in Millions)



0.7 0.7 0.7 0.7 0.8 1.0 1.0 1.0 1.2 1.3 1.3 1.4 1.4
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
2017
2018
2019
2020

% Manual Data iSight Claims



7%
Q1 17A
Q4 17A
Q3 18A
Q2 19A
2020E

43

CHURCHILL CAPITAL | MultiPlan.

CHURCHILL CAPITAL Evolving Platform Capabilities to Support MultiPlan 3.0 44 Connect & Ingest Store & Analyze Deliver • Continue to deepen integration with customers to make responses even faster and better • Evolve cloud and API architecture to be more agile and efficient for new customer needs • Combine unstructured 3 rd party data with MultiPlan proprietary data • Evolve algorithms from deterministic rules - based to dynamic machine learning • Exploit AI and Machine Learning more broadly • Broaden interface to active more customers (e.g., in - network, government, P&C, and international) • Broaden interface to deliver insights that enable customers to take action

Optimizing the Technology Platform For MultiPlan 3.0

Future State of MultiPlan Platform Architecture

Status: Mature | Developing | New

Layer	Components			
Constituents	Healthcare Payers	Healthcare Providers	Healthcare Consumers	Customers, Marketplace and Third-Party Developers
Presentation layer	Presentation, Interface, and Visualization layer		API Layer	
Decision Management Suite (DMS) & Application Layer	Automated targeting based on data & rule set	Member risk scoring predictive algorithms		
	Medical policy engine	Benchmarks, analytical models, and insights		
Machine Learning Models	Natural Language Processing and Advanced Analytics	Next-Best-Action algorithm, Blockchain for healthcare		
Third Party Data	Third party data (Consumer, Risk, Patient coverage, etc.)			
Core Data Sources	Comprehensive Data (Transactions, Claims, Clinical, Network. etc.)			
Cloud/ Workflow Management	Data Governance & Security	Cloud infrastructure		

45

CHURCHILL CAPITAL | MultiPlan

CHURCHILL CAPITAL Financial Overview

MultiPlan Financial Highlights

MultiPlan has an attractive business model driven by U.S. Healthcare spending without the typical risks of delivering and managing care

- **Aligned Incentives:** Fee-based model with revenues directly aligned with Payers' incentives (e.g., based on percentage of savings generated by customers)
- **Persistent and Recurring Revenue:** MultiPlan's solutions are integral to Payers' claims adjudication processes (e.g., switching costs are high)
- **Highly Integrated Solutions:** MultiPlan is deeply integrated into the proprietary claims adjudication systems of its customers
- **High Degree of Visibility:** 2-5 year contracts with MultiPlan's top customers averaging a tenure of 25 years
- **Strong Adj. EBITDA Margins:** High operational efficiency and scalable cost base
- **Attractive Free Cash Flow Generation:** Low working capital and capex requirements
- **Strong Deleveraging Profile:** Demonstrated commitment to deleveraging through both Adj. EBITDA growth and debt repayment

Key Metrics					
	$19B Potential Cost Savings Opportunities Identified for Customers(2)	**25 Years** Average tenure of top 10 Customers	**10 of 10** Top Payer Customers	**$860M** 2021 Forecast Adj. EBITDA(1)	**6.0%** 19-21 Forecast Organic Revenue CAGR(1)
	$45B Value of claims with overcharges	**98%+** Claims received through direct integration	**$1.1B** 2021 Forecast Revenue(1)	**78%** 2021 Forecast Adj. EBITDA Margin(1)	**60-70%** Long-Term LFCF Conversion

(1) Based on midpoint of 2021 forecast. Assumes successful implementation of Enhance, Extend, and Expand Strategy.
(2) Based on 2019 results.

47

CHURCHILL CAPITAL | MultiPlan

CHURCHILL CAPITAL $150 $188 $188 $187 $187 $196 $196 $202 $206 Q1 2019A Q2 2019A Q3 2019A Q4 2019A Q1 2020A Q2 2020A Q3 2020B Q4 2020B $207 $245 $246 $246 $246 $252 $256 $264 $269 Q1 2019A Q2 2019A Q3 2019A Q4 2019A Q1 2020A Q2 2020A Q3 2020B Q4 2020B 48 2019 / 2020 Quarterly Financial Performance / Budget Quarterly Performance ($ in mm) Revenue Adj. EBITDA % Growth YoY % Growth QoQ % Growth YoY % Growth QoQ Adj. EBITDA margin (% of Revenue) (6.8%) (12.1%) (4.9%) 2.6% 2.9% 4.2% 7.3% 9.0% 2.0% 0.3% 0.1% 0.2% 2.3% 1.5% 3.1% 1.8% (7.0%) (13.9%) (9.1%) (5.7%) 4.2% 4.0% 7.7% 10.2% (5.0%) (0.0%) (0.3%) (0.4%) 4.9% (0.2%) 3.2% 2.0% 76.8% 76.6% 76.3% 75.8% 77.7% 76.4% 76.5% 76.6% (1) Pre - COVID Budget. (1) (1) (1) (1) Excl COVID (1) (1) (1) (1) (1) (1)

CHURCHILL CAPITAL $440 $484 $612 $716 $812 $825 $750 $685 - $705 $798 2013A 2014A 2015A 2016A 2017A 2018A 2019A 2020B/E $674 $718 $865 $988 $1,067 $1,041 $983 $910 - $930 $1,040 2013A 2014A 2015A 2016A 2017A 2018A 2019A 2020B/E 49 Annual Performance • Long term history of organic revenue growth and steady margin improvement  Converts high percentage of Adj. EBITDA to free cash flow • 2018 and 2019 growth was impacted by idiosyncratic customer behavior that began in Q3 2018, with the full impact of this behavior change felt in Q4 2018 and throughout 2019 As a private - equity owned company, MultiPlan’s Revenue and Adj. EBITDA grew at ~6% and ~9% CAGRs from 2013 to 2019, respectively Revenue Adj. EBITDA Excl COVID % Growth YoY Excl COVID % Growth YoY Adj. EBITDA margin (% of Revenue) ($ in mm) (1) Pre - COVID Budget. 6.5% 20.5% 14.3% 8.0% (2.5%) (5.6%) 10.0% 26.4% 17.0% 13.5% 1.6% (9.0%) 65.3% 67.4% 70.7% 72.4% 76.1% 79.2% 76.3% (1) (1)

CHURCHILL CAPITAL (1) Q4 2018 EBITDA excludes one - time accrual release. 50 A discrete change in certain customers’ behavior negatively impacted 2018 and 2019 revenues Understanding 2018 / 2019 Revenues • In Q3 2018, MultiPlan saw a change in claims practice by certain customers that materially impacted performance  Unique to a certain group of customers and not broadly seen across MultiPlan’s over 700 payer clients  Occurred in late Q3, impacting both 2018 and 2019 performance, but predominantly 2019  The year - over - year impact in 2019 alone was approximately $50 - 60mm from this specific change • Prior to 2018, MultiPlan had seen strong growth in this customer group and absent the revenue headwind associated with this c han ge in claims practices, would have seen continued growth in 2018 and 2019 $988 $1,041 2016A 2018A $716 $825 2016A 2018A Revenues Pre - and Post - Customer Change ($ in mm) Adj. EBITDA Pre - and Post - Customer Change ($ in mm) $240 $252 Q4 '18A Q1 '20A $175 $196 Q4 '18A Q1 '20A

CHURCHILL CAPITAL Understanding the Impact of COVID 51 • MultiPlan expects that COVID will have a near - term impact on 2020 performance, driven primarily by government stay - at - home orders and delayed or foregone medical care ‒ No impact to MultiPlan’s 1Q’20 revenues and only $225K of COVID - related expenses in Q1 2020 ‒ In March, MultiPlan management presented to its board a range of potential impact on 2020 revenues of approximately $135 - 150mm, primarily concentrated in Q2 and Q3, with an expectation that the business should perform near its pre - COVID budgeted run - rate by Q4 2020 ‒ Q2 results reflect a COVID impact on revenues of approximately $50M against Q2 2020 budget, which was approximately $10 - 15mm lower than originally anticipated • In March 2020, stay at home orders resulted in only 5 - 10% of healthcare providers being able to offer services – by June, most healthcare providers were seeing patients and elective procedures resumed to near normal levels • Pent up demand from delayed care should help support MultiPlan in meeting its financial goals in Q4 2020 and into 2021 , as the COVID crisis subsides and patients fully resume access to care

MultiPlan's Long-Term Growth Objectives

MultiPlan's growth strategy is expected to drive an acceleration of revenue and continued conversion to free cash flow as the Company extends into adjacencies and expands into new markets

Revenue
($M)



$983
Excl. COVID
$1,025 - $1,055
$910 - $930
COVID-adjusted(7)
$1,125
$1,085
$1,935
$1,655
$1,375
2019A
2020B/E
2021 Forecast(8)
Illustrative 2025

Adj. EBITDA
($M)



$750
Excl. COVID
$790 - $810
$685 – $705
COVID-adjusted(7)
$875
$845
$1,395
$1,275
$1,120
2019A
2020B/E
2021 Forecast(8)
Illustrative 2025

Levered Free Cash Flow: *~60%-70% Conversion*

Long-Term Growth Rate[1]

~6%-8%[5]	►	11%-15%
LBO Case		*Strategic Growth Plan*[2]
HCIT 9%		*Data Analytics / Payment Processing*[6] *9% – 15%*

Run-Rate Margin[3]

~75-80%	►	72%-77%
LBO Case		*Strategic Growth Plan*[2]
Best-In-Class HCIT 31%		*Best-In-Class Data Analytics / Payment Processing 70%*

Run-Rate Conversion[4]

~60%-70%

HCIT 47%	*Data Analytics / Payment Processing*[6] *68% – 75%*

Source: FactSet. Market data as of 8/14/20. Note: Peer growth rates based on average 2020E-2022E Revenue CAGR; peer margins and conversion based on average 2021E Adj. EBITDA margin and levered free cash flow conversion, respectively. (1) Illustrative 2021-2025 Revenue CAGR shown for MultiPlan. (2) Assumes acquisitions and capital investment under Enhance / Extend / Expand strategy. (3) Illustrative 2025 Adj. EBITDA Margin shown for MultiPlan. (4) Illustrative 2025 Levered Free Cash Flow Conversion shown for MultiPlan.; (5) Range based on growth in healthcare costs. (6) Visa and Mastercard vs others. (7) Based on current guidance. (8) Based on 2021 forecast.

52

CHURCHILL CAPITAL | MultiPlan.

CHURCHILL CAPITAL (1) Valuation excludes impact of warrants, management options and founder shares subject to vesting. (2) Assumes no redemptio ns of common stock. Based on 6/30/20A LTM Adj. EBITDA (Pre - COVID), using estimated debt and cash at 12/31/20. Includes Q2 2020 pre - COVID budgeted Adj. EBITDA; Actual LTM Adj. EBITDA of $720mm. (3) 1/20th warrant to buy one share of common stock. (4) Refer to page 74 for reconciliation of non - GAAP financial measures. 53 Churchill Transaction Summary and Timing Ownership • Churchill Shareholders to own ~38% of pro forma entity (2) – Churchill Common ~18% and Churchill PIPE Investors ~20% of pro forma entity (1)(2) • H&F and sponsor group to roll ~73% of stake in MultiPlan and retain ~62% ownership (2) • Combined company to be named MultiPlan and will continue to report on a calendar basis • Voting agreements from Churchill Sponsor and other Churchill shareholders in place, representing approximately 41% of the Churchill voting power Other Details Governance • 11 member board, including: 3 H&F appointees, 3 Churchill appointees, 4 independents and CEO Mark Tabak will serve as Chairman of the Board Equity Alignment • H&F, the sponsor, and management are subject to equity lock - ups ‒ A portion of Churchill Sponsor equity subject to 18 - month lock - up; H&F subject to 6 - month lock - up • Management is rolling most of its equity and is subject to 12 - month lock - up • Churchill Sponsor has delayed vesting of certain equity until the share price of the company exceeds $12.50 per share ‒ Substantial value will be created for investors before Churchill’s sponsor receives all Founder shares and warrants ‒ Vesting does not affect Churchill public shareholders’ economics Capital Structure • $1.1B cash in Churchill III trust used alongside $2.6B of new PIPE commitments ‒ $1.3B Common PIPE at $10.00 per share with each warrant (3) having a strike price of $12.50 per share ‒ $1.3B of Convertible PIPE with 6.00% / 7.00% cash / PIK coupon and 7 - year maturity at $13.00 conversion price • Use of proceeds: Debt repayment and general corporate purposes • Estimated net OpCo leverage of ~4.0x (2) and estimated net consolidated leverage of 5.7x (2)(4) ‒ Further delevering expected in following years Timing • Preliminary proxy filed on July 31, 2020 and definitive proxy expected to be distributed in Q3’20, with closing as soon as practical after Churchill’s stockholder meeting • Subject to customary closing conditions including Churchill shareholder and regulatory approvals

Investors Providing $2.6B of Additional Committed Capital

Significant Committed, Long-Term Capital from Core Investors

Churchill Sponsor & Board

- Entities related to Churchill's Board of Directors and Investment Committee will invest over $1.3B in the transaction
- Vesting of Sponsor equity, totaling 12.4M shares, has been delayed until the share price of the company exceeds $12.50 per share
- A portion of Churchill Sponsor equity subject to 18-month lock-up

Existing Sponsor Group & Management

- Existing sponsor group and Management will roll $4.2B of equity, or ~73% of their stake in MultiPlan, and retain ~62% ownership(1)
  - Management to roll over proportionate share of its equity
- Management subject to 12-month lock up; existing sponsor group subject to 6-month lock-up

Convertible Investors

- Convertible investors to contribute $1.3B of capital, over 65% from core investors

High Degree of Closing Certainty

- Cash closing condition of $2.7B is expected to be satisfied through:
  - $1.3B Common PIPE
  - $1.3B Convertible PIPE
  - $290M of non-redemption agreements from Churchill shareholders
- Approximately 41% of the outstanding shares of common stock of Churchill have agreed to vote in favor of the transaction

(1) Valuation excludes impact of warrants, management options and founder shares subject to vesting; Refer to page 63 for calculations.

54

CHURCHILL CAPITAL | MultiPlan.

MultiPlan's Existing & Illustrative Capital Structure

Illustrative Cap Table

($M; 12/31/2020E Balance Sheet Data[(1)]; Adjusted for Churchill Transaction)

Illustrative Debt Paydown – impacted securities to be determined by the Company

		Coupon	Maturity	12/31/2020E[(4)] Amount	Adj.	Estimated Amount
Cash & Cash Equivalents				**$315**	**$859**	**$1,174**
Revolver		L+2.75%	6/7/2023	-	-	-
Term Loan G		L+2.75%	6/7/2023	2,710	-	2,710
Total First Lien Debt				**$2,710**		**$2,710**
Net First Lien Debt			**Metric**	**2,395**		**1,536**
First Lien Gross / Net Leverage	6/30/20A LTM Adj. EBITDA (Pre-COVID)		$766[(5)]	*3.5x / 3.1x*		*3.5x / 2.0x*
7.125% OpCo Notes		7.125%	6/1/2024	1,560	-	1,560
Total OpCo Debt				**$4,270**		**$4,270**
Net OpCo Debt				**3,955**		**3,096**
OpCo Gross / Net Leverage				*5.6x / 5.2x*		*5.6x / 4.0x*
8.5% / 9.25% HoldCo PIK Toggle Notes		8.500%	12/1/2022	1,179	(1,179)[(2)]	-
6.0% / 7.0% Convertible Notes		6.000%	[12/31/2027][(6)]	-	1,300	1,300
Total Debt				**$5,449**		**$5,570**
Net Debt				**5,133**		**4,396**
Gross / Net Leverage				*7.1x / 6.7x*		*7.3x / 5.7x*
Annual Interest Expense (Assumes Cash Pay)				$318	($22)	$296
Interest Coverage				*2.4x*		*2.6x*
PIKable Interest (Cash / PIK Rate)				$100 / $109	($22) / ($18)	$78 / $91

Illustrative Net Leverage

(Net Debt / Adj. EBITDA; 12/31/2020E Balance Sheet Data[(1)])



Net Consolidated Debt
6.7x
5.7x
4.6x
Current (5)
Est. Net Leverage @ 12/31 (6/30 LTM EBITDA Pre-COVID) (5)
Illustrative 2021 Net Leverage (2, 3)



Net OpCo Debt
5.2x
4.0x
3.1x
Current (5)
Est. Net Leverage @ 12/31 (6/30 LTM EBITDA Pre-COVID) (5)
Illustrative 2021 Net Leverage (2, 3)

Source: MultiPlan financials, MultiPlan and Churchill estimates.
(1) Estimated based on guidance from MultiPlan Management. (2) Illustrative debt paydown – impacted securities to be determined by the Company. (3) Based on 2021 forecast Adj. EBITDA. (4) Excludes estimates of breakage fees. Includes assumption of ~$7M of Churchill interest accumulating by transaction close. (5) Based on 6/30/20A LTM Adj. EBITDA (Pre-COVID), using estimated debt and cash at 12/31/20. Includes Q2 2020 pre-COVID budgeted Adj. EBITDA; Actual LTM Adj. EBITDA of $720mm. (6) 7 years from closing of transaction.

55

CHURCHILL CAPITAL | MultiPlan

CHURCHILL CAPITAL Conclusion

MultiPlan Investment Aligns with Churchill's Mission And Focus

A Market Leader with Strong Sector Tailwinds	• Mission-critical to the **$3.8T U.S. Healthcare industry**; strong historic and projected **growth of 5.5% annually** • **Market leading business** with proven ability to drive affordability in the U.S. healthcare system • Significant growth opportunity in payer, provider and consumer adjacencies, including international markets(1)
Extraordinary Financial Characteristics	• Growing, recurring revenue base • **Long standing, on average, 25+ year relationships with Top 10 largest payers** • Incremental revenue generates **flow-through in excess of ~80% Adj. EBITDA margins** • **Strong cash conversion** supports MultiPlan's growth initiatives and acquisition strategy
Growth Opportunity	• Attractive growth opportunities to double revenues from existing and new customers and markets – **Enhance:** Growth opportunities from focused sales efforts and modernizing algorithms with AI / ML: $100-150M – **Extend:** Growth opportunities from moving to in-network and extending into adjacent customers: $300-500M – **Expand:** Addressing additional constituents in healthcare using new business models: $200-400M • **Attractive M&A opportunities** to de-risk execution and accelerate growth
Recapitalization Supports Business Objectives	• **H&F Sponsor group rolling $4.2B** • **$3.7B capital infusion of equity and convert** from leading investment firms **provides financial flexibility** • Estimated net OpCo and net consolidated leverage expected to be ~4.0x(2) and~ 5.7x(2), respectively(3)
Valuation at a Discount and Favorable to Shareholders	• Transaction value of ~$11B(4) • **Multiples at a discount to HCIT and Data Analytics / Value-Add Payment Processing comparables** – 12.9x(5) Firm Value / CY 2021E Adj. EBITDA vs 19.0x and 24.3x, respectively – 15.4x(5) Equity Value / CY 2021E Levered FCF vs 34.6x and 32.9x, respectively

MultiPlan, like Clarivate, is expected to transform from a leveraged private company to a higher growth, public company

Source: McKinsey, MultiPlan and Churchill estimates, FactSet; market data as of 8/14/20.
(1) Predominantly consumer opportunity. (2) Assumes no redemptions of common stock. Based on 6/30/20A LTM Adj. EBITDA (Pre-COVID), using estimated debt and cash at 12/31/20. Includes Q2 2020 pre-COVID budgeted Adj. EBITDA; Actual LTM Adj. EBITDA of $720mm. (3) Refer to page 74 for reconciliation of non-GAAP financial measures. (4) Valuation excludes impact of warrants, management options and founder shares subject to vesting. (5) Midpoint of 2021 forecast used; illustrative $10.00 share price.

57

CHURCHILL CAPITAL | MultiPlan

CHURCHILL CAPITAL 12.9x 14.0x 19.0x 21.8x 19.3x 20.7x 22.5x 22.8x 23.6x 25.0x 25.3x 26.0x 28.7x 30.7x 15.4x 21.8x 34.6x 51.7x 27.1x 25.8x 28.0x 29.3x 33.3x 32.6x 39.8x 35.9x 39.5x 43.4x Attractive Entry Value Source: FactSet. Market data as of 8/14/20. (1) Pro forma for Churchill transaction; midpoint of 2021 forecast used. Illustrative $10.00 share price. (2) Pro forma for CPA Global acquisition. Payer - Focused Healthcare IT Data Analytics and Value - Add Payment Processing FV / CY2021E Adj. EBITDA Median: 19.0x Median: 24.3x 58 Equity Value / CY2021E LFCF Median: 34.6x Median: 32.9x (1) (2) (1) (2)

CHURCHILL CAPITAL $1.7B $1.0B $1.4B $1.9B 2019A 2025 LBO Case 2025 Strategic Plan 12.9x 19.0x 24.3x 15.4x 34.6x 32.9x Payer-Focused Healthcare IT Data Analytics and Value-Add Payment Processing $0.8B $1.1B $1.3B - $1.4B Strategic Plan To Create Value For Investors Source: FactSet. Market data as of 8/14/20. MultiPlan and Churchill estimates. Note: Payer - Focused Healthcare IT includes HMS, Inovalon and HealthEquity . Data Analytics and Value - Add Payment Processing includes IHS Markit , Gartner, S&P Global, Verisk Analytics, Moody’s, Clarivate , FactSet , MSCI, Visa and Mastercard . Refer to page 58 for more details. (1) Based on 2021E median LFCF multiples. 59 Strategic Growth Plan Supports Significant Revenue Upside Potential Attractive Entry Value ($ in billions) Strategic growth plan driving multiple expansion Adj. EBITDA 2021 - 2025 Adj. EBITDA CAGR Implied MultiPlan Equity / Firm Value (1) FV / ’21E Adj. EBITDA EV / ’21E LFCF 2021 - 2025 Revenue CAGR $7 / $11 $15 / $20 $14 / $19 6% 11% – 15% 7% 10% – 13% Note Converts @ $13/ sh : $10 / $15

CHURCHILL CAPITAL MultiPlan Investment Highlights 60 Leading, Mission Critical Cost Management Solution Incorporating Comprehensive Claims Data, Analytics, IP and Network Assets 2 Multi - Decade Deep Relationships With Top Payers in The U.S. Healthcare Industry 3 Strong Management Track Record of Creating Value for Investors 5 Attractive Financial Profile Yielding Effectively Recurring Revenues and Consistent Strong Cash Flows 4 Makes Healthcare More Affordable and Drives Industry - Wide Value For Payers, Providers & Consumers – Delivering Its Payer Customers $19B in Potential Cost Savings in 2019 1 Churchill Merger Provides Financial Flexibility and Expertise To Execute Strategic Growth Plan 6

CHURCHILL CAPITAL Q&A

CHURCHILL CAPITAL Appendix

Transaction Summary

Illustrative Valuation

($M, except per share price)

	Metric	
Churchill Illustrative Share Price		$10.00
(x) Total Shares (Day 1 Ownership)[3]		674.3
Common Equity Value		**$6,743**
(+) Estimated 12/31/2020E Debt[1]		5,570
(-) Estimated 12/31/2020E Cash[1]		(1,174)
Firm Value		**$11,139**
FV / 2021 Forecast Adj. EBITDA	$860[2]	12.9x
EV / 2021 Forecast LFCF	437[2]	15.4x
Net Minimum Cash Pay Debt / 6/30/20A LTM Adj. EBITDA (Pre-COVID)	766[10]	4.0x
Net Consolidated Debt / 6/30/20A LTM Adj. EBITDA (Pre-COVID)	766[10]	5.7x

Common Equity Ownership

(Shares in M)

	Day 1 Ownership[3]	
Shareholders	**Shares**	**%**
Existing Churchill Shareholders	125.1[4]	18.6%
Common Equity PIPE Investors	133.6[5]	19.8%
Existing MultiPlan Shareholders	415.7	61.6%
Total Shares Outstanding	**674.3**	100.0%

Illustrative Sources and Uses

($M)

Illustrative Debt Paydown – impacted securities to be determined by the Company

Sources	$
Equity Issued to Existing MultiPlan Parent Shareholders	$4,157
Cash Available in Churchill Trust Account[6]	1,100
Common PIPE Investment Proceeds	1,300
Convertible PIPE Investment Proceeds[7]	1,268
Total Sources	**$7,825**

Uses	$
Common Equity Purchase Price	$5,678
Debt Repayment[8]	1,179
Estimated Fees, Issuance & Other Expenses[9]	109
Net Cash to Balance Sheet	859
Total Uses	**$7,825**

Source: Company and Churchill filings, MultiPlan and Churchill estimates. (1) Adjusted for debt paydown and net cash to balance sheet; estimated based on guidance from Management. (2) midpoint of 2021 forecast shown. (3) Excludes impact of warrants; excludes management incentive options issued by MultiPlan; excludes Convertible Note which is convertible into 100.0 million shares at $13.00 conversion price. (4) Excludes certain Churchill Sponsor equity to vest only if the share price of the company exceeds $12.50 per share. (5) Includes 2.1M shares issued for Common PIPE OID and 1.5M shares issued for other fees and expenses. (6) Cash-in-trust assumes no redemptions in connection with business combination; excludes estimated interest earned by closing date and remaining operating cash. (7) Net of $32.5M original issue discount. (8) Excludes estimates of breakage fees and accrued interest. (9) Incudes seller and Churchill fees and expenses; excludes $20.5M of equity issued for Common PIPE OID and other fees and expenses. Excludes transaction bonus pool of up to $20M that may be paid to employees after consummation of the transaction. (10) Includes Q2 2020 pre-COVID budgeted Adj. EBITDA; Actual LTM Adj. EBITDA of $720mm.

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CHURCHILL CAPITAL | MultiPlan

Summary of Shares Outstanding at Various Prices

(shares in mm)

	Illustrative Stock Price	Public IPO Shares	Total Shares Outstanding: Excl Note Conversion	Total Shares Outstanding: Incl Note Conversion[3]	Public Shares as % of Shares Outstanding (Incl / Excl Public warrants)[4]: Excl Note Conversion	Public Shares as % of Shares Outstanding (Incl / Excl Public warrants)[4]: Incl Note Conversion
Day 1[1]	$10.00	110.0	674.3	674.3	16.3% / 16.3%	16.3% / 16.3%
Fully Vested[2]	$10.00	110.0	686.8	686.8	16.0% / 16.0%	16.0% / 16.0%
	$12.00	111.1	688.7	688.7	16.1% / 16.0%	16.1% / 16.0%
	$14.00	114.9	696.7	796.7	16.5% / 15.8%	14.4% / 13.8%
	$16.00	117.7	702.8	802.8	16.8% / 15.7%	14.7% / 13.7%
	$18.00	119.9	707.5	807.5	17.0% / 15.5%	14.9% / 13.6%
	$20.00	119.9	709.5	809.5	16.9% / 15.5%	14.8% / 13.6%

Commentary

Churchill Public Shares:

- Includes 110.0M public IPO shares
- Includes 27.5M public warrants issued in connection with the IPO
  - Strike price of $11.50 / share and forced redemption price of $18.00 / share

Total Shares Outstanding:

- Includes 415.7M shares issued to target shareholders
- Includes 133.6M[5] shares issued to PIPE investors
- Includes 6.5M warrants issued to PIPE investors
  - Strike price of $12.50 / share
- Includes 27.5M founder shares
  - 12.4M founder shares subject to vest only if the share price of the company exceeds $12.50 per share
- Includes 24.5M[6] private placement warrants purchased or acquired by the sponsor
  - 4.8M vest only if the share price of the company exceeds $12.50 per share
  - Remaining 19.7M private placement warrants maintain original terms ($11.50 strike price; no forced redemption)
- Includes 100.0M shares for which the Convertible Notes can convert into at $13.00 conversion price

Note: 27.5M public warrants, 6.5M PIPE investor warrants and 24.5M private placement warrants net for Treasury Stock Method ("TSM"). Excludes management options.
(1) Day 1 shares outstanding and ownership exclude impact of 12.4M founder shares subject to performance vesting, 27.5M public warrants, 6.5M PIPE investor warrants and 24.5M private placement warrants. (2) Includes 100.0M of shares, assuming conversion of Convertible Notes if share price above $13.00 conversion price. (3) Includes 110.0M public IPO shares and 27.5M public warrants. (4) Public shares including public warrants (on a TSM basis) as % of total shares outstanding / public shares excluding public warrants (on a TSM basis) as % of total shares outstanding. (5) Includes 2.1M shares issued for Common PIPE OID and 1.5M shares issued for other fees and expenses. (6) Includes $1.5M working capital warrants to be issued at closing.

64

CHURCHILL CAPITAL | MultiPlan

CHURCHILL CAPITAL Common PIPE Term Sheet 65 Issuer Churchill Capital Corp III (“Churchill”) Security Common Stock Listing NYSE (CCXX) Aggregate Amount $1.3 billion Price $10.00 per share Use of Proceeds To fund a portion of the amount necessary to consummate the acquisition of MultiPlan, including repaying debt Warrants • 1/20th of a warrant to buy one share of common stock, with each whole warrant having a strike price of $12.50 per share and 5 - year maturity from closing of the business combination

CHURCHILL CAPITAL Convertible PIPE Term Sheet 66 Instrument Convertible Senior PIK Toggle Notes Issuer Churchill Capital Corp III Amount $1.3 billion Maturity 7 years, NC - 3 customary soft call Ranking Senior HoldCo Notes Coupon 6.00% / 7.00% cash / PIK at Issuer’s option Conversion Rights $13.00 conversion price (30%)

NYSE-Compliant Governance

Member	Background	Member	Background
Mark Tabak Chairman and Chief Executive Officer	• CEO of MultiPlan since 2002, previously served as Vice Chairman of MultiPlan from 2000 to 2002 • Prior to that, held executive level positions at companies including HealthAmerica and AIG	**Michael Klein** Director	• Founder and Managing Partner of M. Klein and Company, which he founded in 2012 • Chairman of Churchill Capital Corp II and previously co-founder and Chairman of Churchill Capital Corp • Previously served as Chairman and Co-Chief Executive Officer of Citi Markets and Banking
Glenn R. August Director	• Founder, Senior Partner and CEO of Oak Hill Advisors. In addition, he serves as global head of the firm's distressed investment business • Serves as a Director on the Churchill Board, and is also a Director of Churchill Capital II	**Hunter Philbrick** Director	• Currently serves as a Partner at Hellman & Friedman • Previously worked as an investment banker at Morgan Stanley. He currently serves as a member of the board of directors of PPD and Hub International
Richard Clarke Director	• CEO of Good Harbor Security Risk Management, an advisor on cyber security risk management, since 2012 • Served for thirty years in various leadership roles the United States Government, serving three consecutive Presidents	**Allen Thorpe** Director	• Currently serves as a Partner at Hellman & Friedman • Previous leadership experience at Pacific Equity Partners and Bain & Company. He currently serves on the board of PPD and Edelman Financial Engines
Anthony Colaluca Director	• President of Colaluca Business Advisors • Previously served as CFO of MedAssets, Intergraph Corporation, Harland Financial Solutions, Solution 6 North America, and Computer Management Sciences	**Bill Veghte** Director	• Mr. Veghte is the Executive Chairman of Turbonomic, a private enterprise software company for use with cloud computing platforms. • Previously COO of Hewlett Packard Enterprise, spent two decades at Microsoft
Paul Emery Director	• Currently serves as a Director of Hellman & Friedman • Previously worked as an investment banker in the power and utilities department of Morgan Stanley. He currently serves on the board of directors of Hub International	*+2 Independent Directors in process of being selected*	

MultiPlan's post-closing board will meet NYSE's independence requirements

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CHURCHILL CAPITAL | MultiPlan

Existing Executive Team Will Continue to Lead MultiPlan

	Executive	Industry Experience	Years at MultiPlan	Background
	**Mark Tabak** Chairman and Chief Executive Officer	30+ years	<20 years	• Healthcare Executive with healthcare and managed care experience • Possesses over 30 years of healthcare and managed care experience, having held executive level positions at companies including HealthAmerica and AIG
	**David Redmond** EVP, Chief Financial Officer	25+ years	<10 years	• Experienced and Effective Financial Executive • Joined MultiPlan in March 2010, following the merger of Viant with MultiPlan. Has served as Viant's CFO and chairman of the company's Audit Committee. • David is a former partner with KPMG
	**Dale White** EVP, Chief Revenue Officer	35+ years	<16 years	• Leading Sales Executive with Track Record of Success • Joined MultiPlan in 2004 from BCE Emergis Corporation, where he served as the SVP of Sales and Marketing. • In over 35 years in the industry, has co-founded two healthcare companies and held strategic management positions with several others
	**Michael Kim** Chief Information Officer	20+ years	< 7 years	• Directs MultiPlan's Information Technology department – more than 600 associates responsible for systems, operations and practices • Prior to joining MultiPlan, led large IT organizations for companies including Torus Insurance and The Hartford Property and Casualty Company. His career includes positions as CEO of a startup software company and as a partner at Towers Perrin

68
CHURCHILL CAPITAL | MultiPlan

CHURCHILL CAPITAL Churchill Value - add Team 69 Michael Klein Founder and Managing Partner M. Klein and Company • Led the effort to split HP Inc. from Hewlett Packard Enterprise and oversaw the sale of HP’s stake of its business in China for $2.3B • Helped to develop Windows into one of the most significant producers of Microsoft’s revenue Paul Galant Former CEO Citi Payments and Verifone • Strategic advisor to global companies, boards of directors, senior executives, governments and institutional investors • Significant experience running investment banking and advisory organizations • As CEO of Verifone, turned around a legacy hardware company that led to a $3.4B take - private acquisition • Led Citigroup’s Enterprise Payments business, implementing global business - to - consumer and consumer - to - business digital payments solutions Bill Veghte Former COO Hewlett Packard Board Experience Execution Experience CHURCHILL CAPITAL M. Klein & Company CHURCHILL CAPITAL Board Experience Execution Experience Board Experience Execution Experience

CHURCHILL CAPITAL H&F Value - add Team 70 • Active in supporting M&A efforts across both MultiPlan and HUB • Member of Hellman & Friedman’s 4 - person Investment Committee • Co - leads healthcare and financial services investments for H&F • Co - leads healthcare and insurance investments for H&F Selected Board Experience Selected Board Experience Selected Board Experience Allen Thorpe Partner Hellman & Friedman Hunter Philbrick Partner Hellman & Friedman Paul Emery Director Hellman & Friedman

Overview of Churchill Capital

Churchill Capital Overview

A Unique Model, partnering a preeminent advisory firm with proven shareholder value creation leaders and financial partners to create **the first GP team focused purely on public equity vehicles**

Creating Value By Leveraging The Active Engagement Of High Performing Fortune 500 CEOs to invest, execute value enhancement strategies and operate Churchill's businesses in the public market

A Pioneer In Public Equity Vehicles For Scale Investments, with a unique investor aligned structure, and a sponsor investing significant capital in each Churchill vehicle

CHURCHILL CAPITAL

A Track Record Of Acquiring Proven, Profitable, Growing Businesses Of Scale, with substantial organic and inorganic growth opportunities as publicly listed companies

A Competitive Edge In Global Sourcing leveraging CEO partners, former CEO of a Top Tier Global Investment Bank and the leading lender to P.E. transactions, in order to source exclusive transactions

The Demonstrated Best Partner For Prospective Targets, providing immediate credentialized access to long-term public capital, flexible structures and proven public company operating executives

The Clarivate Success Story

Return: IPO to Current



256% Return(1)
$10.00
$18.88
$6.68
$35.56
$25.56
$10.00
Unit Price @ IPO (9/10/18)
Stock Price (2) Appreciation
Warrant Value(3)
Total Return (8/14/20)

Clarivate Equity Value ($ in B)



519% Appreciation(4)
$2.9
$18.2 (4)
Equity Value @ Acquisition
Current Equity Value (8/14/20)

Source: FactSet. Note: Market data as of 8/14/20.
(1) Returns calculated based on Churchill Capital Corp Unit (CCC.UT) price at IPO and the market value of the common share (CCC) and value of one-half warrant as of 8/14/20. (2) Based on Share Price (CCC). (3) Based on the value of ½ warrant (CCC.WT). (4) Pro Forma for CPA Global acquisition.

71

CHURCHILL CAPITAL | MultiPlan

MultiPlan's Existing Sponsor: Hellman & Friedman

H&F will continue to be MultiPlan's largest shareholder following the transaction. One of the most experienced and successful private equity firms operating today, focused on making large-scale private equity investments in high-quality, growing businesses in developed markets

Firm Overview

- Founded in 1984
- Raised over $50B and invested in 90 companies
- Current Fund (HFCP IX) has $16.5B of committed capital
- ~$50B of current Assets Under Management
- 30% Gross IRR over 30 years(1)

Investment Philosophy

- Seek to invest in **high-quality businesses** that can provide **growth at scale**
- Maintain a **concentrated** portfolio of large investments
- Partner with **successful management** teams
- Drive **long-term value** creation

Selected Active Investments(2)

Ultimate Software, PPD, HUB, Kronos, Applied, Verisure Smart Alarms, Caliber Collision, Action, Edelman Financial Engines

Portfolio of high-quality market leaders

Case Study: PPD(2)

- **2011:** H&F co-leads the take private of PPD
- **2017:** H&F leads a recapitalization, **rolling $1.4B** and **investing new $1.0B**
- **2020:** Re-IPO at ~4x the TEV of the original public company and H&F remains largest shareholder

Total Enterprise Value



~4x TEV Growth
$3.6B
$9.0B
$13.3B
Dec-11
Apr-17
Feb-20
~11,000
~19,000
~24,000
EEs

Take a long-term value creation approach

(1) As of 3/31/2020
(2) See www.hf.com for a complete list of H&F portfolio companies

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CHURCHILL CAPITAL | MultiPlan

Presentation of Certain Non-GAAP Financial Measures

EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Levered Free Cash Flow, and Levered Free Cash Flow Conversion, as presented, are examples of supplemental non-U.S. GAAP measures of MultiPlan's performance. Adjusted EBITDA represents net income before interest expense, interest income, income tax provision, depreciation, amortization of intangible assets and non-income taxes ("EBITDA") adjusted to exclude miscellaneous non-operating expenses, gain or loss on disposal of assets, management fees, integration expenses, transaction related expenses, gain on repurchase and retirement of notes, and non-cash compensation that are included in net income for the period that MultiPlan does not consider indicative of its ongoing operating performance, and certain unusual items impacting results in a particular period to more accurately reflect management's view of the recurring profitability of the business. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by revenue. Levered Free Cash Flow is defined as Adjusted EBITDA, less total cash interest expense and interest income, cash taxes, changes in net working capital, and capital expenditures (including capitalized development costs). Levered Free Cash Flow Conversion is defined as Levered Free Cash Flow divided by Adjusted EBITDA. These measures are not measurements of MultiPlan's financial performance under GAAP and should not be considered in isolation or as alternatives to net income, net cash flows provided by operating activities, total net cash flows or any other performance measures derived in accordance with GAAP or as alternatives to net cash flows from operating activities or total net cash flows as measures of MultiPlan's liquidity.

Adjusted EBITDA is included in this presentation because MultiPlan believes it is an important supplemental measure of MultiPlan's operating performance and a basis upon which MultiPlan's management assesses performance rather than cash flow measures. MulitPlan's management also believes Adjusted EBITDA is useful to investors because it and similar measures are frequently used by securities analysts, investors, and other interested parties to evaluate MultiPlan's competitors and provide additional information regarding growth rates on a more comparable basis than would be provided without such adjustments. MultiPlan believes that the presentation of Levered Free Cash Flow is relevant and useful to investors because it provides a measure of cash available to pay the principal on MultiPlan's debt and pursue acquisitions of businesses or other strategic investments or uses of capital.

The use of Adjusted EBITDA instead of U.S. GAAP measures has limitations as an analytical tool, and you should not consider Adjusted EBITDA in isolation, or as a substitute for analysis of MultiPlan's results of operations and operating cash flows as reported under GAAP. For example, Adjusted EBITDA:

- does not reflect MultiPlan's cash expenditures or future requirements for capital expenditures
- does not reflect changes in, or cash requirements for, MultiPlan's working capital needs;
- does not reflect interest expense, or the cash requirements necessary to service interest or principal payments, on MultiPlan's debt;
- any cash income taxes that MultiPlan may be required to pay;
- assets are depreciated or amortized over estimated useful lives and often have to be replaced in the future, and Adjusted EBITDA does not reflect any cash requirements for such replacements; and
- all non-cash income or expense items that are reflected in MultiPlan's statements of cash flows.

Levered Free Cash Flow has limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, analysis of MultiPlan's results as reported under GAAP. For example, Levered Free Cash Flow:

- does not reflect principal payments on debt;
- does not reflect principal payments on capital lease obligations;
- does not reflect dividend payments, if any; and
- does not reflect the cost of acquisitions.

MultiPlan's definition of and method of calculating Adjusted EBITDA and Levered Free Cash Flow may vary from the definitions and methods used by other companies, which may limit their usefulness as comparative measures. MultiPlan prepared the information included in this presentation based upon available information and assumptions and estimates that it believes are reasonable. MultiPlan cannot assure you that its estimates and assumptions will prove to be accurate.

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CHURCHILL CAPITAL | MultiPlan.

Reconciliation of Non-GAAP Financials Measures

Adj. EBITDA Reconciliation

($ in thousands)

	For the Three Months Ended						For LTM Ended
	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	June 30, 2020
	Successor	Successor	Successor	Successor	Successor	Successor	Successor
Net Income (loss)	**($56,246)**	**($2,594)**	**$11,844**	**$5,362**	**$868**	**($8,364)**	**($41,634)**
Adjustments:							
Interest expense[1]	86,050	90,965	89,908	93,246	95,473	97,719	360,169
Interest income	(77)	(71)	(63)	(54)	(46)	(33)	(265)
Income tax provision (benefit)	(9,456)	(683)	990	1,005	3,026	(4,222)	(8,144)
Depreciation	15,135	14,506	14,084	14,153	14,026	13,544	57,878
Amortizaiton of intangible assets	83,514	83,513	83,513	83,513	83,514	83,513	334,053
Non-income taxes[2]	481	439	535	479	497	432	1,935
EBITDA	**$119,401**	**$186,075**	**$200,811**	**$197,704**	**$197,358**	**$182,589**	**$703,992**
Adjustments:							
Other (income) expense[3]	149	148	498	626	360	463	1,421
Transaction related expenses[4]	2,338	360	3	3,245	13	10	5,945
Loss on extinguishments and modification of debt[5]	--	--	--	--	--	--	--
Gain on repurchase and cancellation of notes[6]	--	--	--	(18,450)	--	--	(18,450)
Stock-based compensation[7]	27,911	9,361	(14,572)	4,321	(9,666)	5,036	27,022
Adjusted EBITDA	**$149,799**	**$195,944**	**$186,740**	**$187,446**	**$188,065**	**$188,098**	**$719,930**

(1) Please see the section entitled "Factors Affecting the Comparability of our Results of Operations — Debt Refinancings, Repayments and Repricing" in proxy filed July 31, 2020 for additional information. (2) Non-income taxes includes personal property taxes, real estate taxes, sales and use taxes and franchise taxes which are included in cost of services and general and administrative expenses in the consolidated statements of income and comprehensive income. (3) Represents miscellaneous non-operating expenses, gain or loss on disposal of assets, management fees, and costs associated with the integration of acquired companies into MultiPlan. (4) Represents ordinary course transactions costs including transaction costs related to the issuance of the Senior PIK Toggle Notes on November 21, 2017 and the refinancing of MultiPlan's term loan effective June 12, 2017. Transactions costs in 2016 transactions relate to the acquisition of MultiPlan by affiliates of H&F on June 7, 2016. Transactions costs in 2014 relate to the acquisition of Medical Audit and Review Solutions by MultiPlan and the acquisition of MultiPlan by affiliates of Starr Investment Holdings and Partners Group. (5) Includes expenses related to the refinancing of MultiPlan's term loan effective June 12, 2017 and the early termination fees for the retirement and settlement of debt in 2016 and 2014. (6) Represents the gain related to the repurchase and cancellation of $121.3 million in aggregate principal amount of Senior PIK Toggle Notes. (7) Includes the cost of an employee stock-based compensation plan. Please see the section entitled "Factors Affecting the Comparability of our Results of Operations — Stock-Based Compensation" in proxy filed July 31, 2020 for additional information.

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CHURCHILL CAPITAL | MultiPlan

Reconciliation of Non-GAAP Financials Measures (Cont'd)

Adj. EBITDA Reconciliation

($ in thousands)

	For the Year Ended December 31,				May 2 - December 31,	January 1 - June 6, 2016	For the Year Ended December 31,		
	2019	2018	2017	2016	2016	2016	2015	2014	2013
	Successor	Successor	Successor	Combined	Successor	Predecessor	Predecessor	Predecessor	Predecessor
Net Income (loss)	**$9,710**	**$36,223**	**$648,132**	**($304,101)**	**($56,503)**	**($247,598)**	**$7,749**	**($177,717)**	**$103,022**
Adjustments:									
Interest expense[(1)]	376,346	383,261	281,972	236,525	155,140	81,385	152,127	169,308	123,690
Interest income	(196)	(51)	(9)	(19)	(19)	--	(12)	(2)	--
Income tax provision (benefit)	799	8,108	(586,512)	(20,904)	(9,203)	(11,701)	85,706	(74,011)	51,226
Depreciation	55,807	52,268	53,002	50,062	30,244	19,818	41,650	33,582	34,038
Amortizaiton of intangible assets	334,053	334,053	334,053	269,449	189,297	80,152	184,967	166,810	112,747
Non-income taxes[(2)]	1,944	1,641	1,315	983	695	288	1,394	1,431	1,703
EBITDA	**$778,463**	**$815,503**	**$731,953**	**$231,995**	**$309,651**	**($77,656)**	**$473,581**	**$119,401**	**$426,426**
Adjustments:									
Other (income) expense[(3)]	1,947	4,617	5,857	6,871	3,727	3,144	6,252	8,218	12,754
Transaction related expenses[(4)]	3,270	49	3,435	89,410	74,503	14,907	3	169,482	983
Loss on extinguishments and modification of debt[(5)]	--	--	20,053	127,307	--	127,307	--	149,344	--
Gain on repurchase and cancellation of notes[(6)]	(18,450)	--	--	--	--	--	--	--	--
Stock-based compensation[(7)]	(14,880)	4,717	50,788	259,954	29,003	230,951	132,009	38,485	--
Adjusted EBITDA	**$750,350**	**$824,886**	**$812,086**	**$715,537**	**$416,884**	**$298,653**	**$611,845**	**$484,930**	**$440,163**

(1) Please see the section entitled "Factors Affecting the Comparability of our Results of Operations — Debt Refinancings, Repayments and Repricing" in proxy filed July 31, 2020 for additional information. (2) Non-income taxes includes personal property taxes, real estate taxes, sales and use taxes and franchise taxes which are included in cost of services and general and administrative expenses in the consolidated statements of income and comprehensive income. (3) Represents miscellaneous non-operating expenses, gain or loss on disposal of assets, management fees, and costs associated with the integration of acquired companies into MultiPlan. (4) Represents ordinary course transactions costs including transaction costs related to the issuance of the Senior PIK Toggle Notes on November 21, 2017 and the refinancing of MultiPlan's term loan effective June 12, 2017. Transactions costs in 2016 transactions relate to the acquisition of MultiPlan by affiliates of H&F on June 7, 2016. Transactions costs in 2014 relate to the acquisition of Medical Audit and Review Solutions by MultiPlan and the acquisition of MultiPlan by affiliates of Starr Investment Holdings and Partners Group. (5) Includes expenses related to the refinancing of MultiPlan's term loan effective June 12, 2017 and the early termination fees for the retirement and settlement of debt in 2016 and 2014. (6) Represents the gain related to the repurchase and cancellation of $121.3 million in aggregate principal amount of Senior PIK Toggle Notes. (7) Includes the cost of an employee stock-based compensation plan. Please see the section entitled "Factors Affecting the Comparability of our Results of Operations — Stock-Based Compensation" in proxy filed July 31, 2020 for additional information.

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CHURCHILL CAPITAL | MultiPlan